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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report: (Date of earliest event reported): March 15, 2002

                          AMERICAN CLASSIC VOYAGES CO.
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
                 (State or Other Jurisdiction of Incorporation)

             0-9264                                    31-0303330
     (Commission File Number)               (IRS Employer Identification Number)


Two North Riverside Plaza, Suite 200
         Chicago, Illinois                                60606
(Address of Principal Executive Offices)                (Zip Code)


                                 (312) 258-1890
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS.

                  As previously reported, on October 19, 2001, American Classic Voyages Co. (the "Company") filed a voluntary petition for bankruptcy protection under Chapter 11 of the U.S. Bankruptcy Code ("Chapter 11") in the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court"). On October 22, 2001, all of the Company's subsidiaries other than Oceanic Ship Co., Project America, Inc., Project America Ship I, Inc. and Project America Ship II, Inc. (the "Non-Filing Subsidiaries") filed a voluntary petition for bankruptcy protection under Chapter 11 in the Bankruptcy Court. On October 22, 2001, the Non-Filing Subsidiaries ceased all operations and the secured creditor, Holland America Line, took possession of the ms Patriot (the primary asset of Oceanic Ship Co.) in connection with the uncontested foreclosure of its maritime lien on the vessel. All subsidiaries of the Company other than the Non-Filing Subsidiaries are hereinafter referred to as the "Filing Subsidiaries."

                  Pursuant to the requirements of the previously disclosed filings under Chapter 11, on March 20, 2002, each of the Company and the Filing Subsidiaries filed a monthly operating report for the month ended February 28, 2002 (a "February 2002 Monthly Operating Report," and collectively, the "Reports") with the U.S. Trustee Office.

                  The financial data included in the Reports is not audited. The Reports are in a format prescribed by applicable bankruptcy laws. There can be no assurance that, from the perspective of an investor or potential investor in the Company's securities, the Reports are complete or presented on a basis consistent with the Company's previous periodic filings. The Reports also contain information for periods different from those required in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended ("the Exchange Act"). This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Exchange Act. Results set forth in any of the Reports should not be viewed as indicative of future results.

                  On March 15, 2002, the Company entered into a Letter of Intent with WI-DQSC, LLC (the "Purchaser"), a Delaware limited liability company affiliated with Waveland Investments LLC, a Chicago-based investment firm, to sell substantially all the assets of three of the Filing Subsidiaries: The Delta Queen Steamboat Company ("DQSC"), Great River Cruise Line, LLC ("Great River") and Great Ocean Cruise Line, LLC ("Great Ocean"). DQSC owns both Great River and Great Ocean. The sale will include the Delta Queen and Mississippi Queen riverboats, the primary assets of Great River and Great Ocean, respectively. The proposed purchase price is $3,750,000; of which $750,000 will be held in escrow and may be returned to the Purchaser if the Purchaser establishes it has received a corresponding amount of releases from priority or administrative claims in the bankruptcy proceeding in exchange for credit certificates for future cruises. In addition, in the event the Purchaser should acquire another vessel owned by the Filing Subsidiaries on or before December 31, 2003, the purchaser will pay the Company $500,000 per vessel.

                  The Purchaser has until April 22, 2002 to complete its due diligence review. The Letter of Intent provides for a break-up fee of $250,000 and expense reimbursement of up to $200,000 if the Company accepts a bid from another party to sell the assets. On March 20, 2002, the Bankruptcy Court issued an Order that approved the Letter of Intent, including the bidding procedures, the break-up fee and expense reimbursement.


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                  Copies of the Reports filed by each of the Company and the
Filing Subsidiaries on March 20, 2002, are attached as Exhibits 99.1 through
Exhibit 99.20 hereto.1 Copies of the Letter of Intent and the Order issued by the Bankruptcy Court that approved the Letter of Intent are attached as Exhibits
99.21 and Exhibit 99.22 hereto.

ITEM 7. Exhibits.

        Exhibit
        Number       Exhibit
        -------      -------

          99.1 American Classic Voyages Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.2 Great Ocean Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.3 Great AQ Steamboat, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.4 Cape May Light, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.5 Cape Cod Light, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.6 Great River Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.7 Delta Queen Coastal Voyages, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.8 DQSC Property Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.9 Cruise America Travel, Incorporated February 2002 Monthly Operating Report, filed March 20, 2002



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(1) The Reports are included herein in their entirety except for Attachment 3 -
Bank and Investment Account Statements ("Attachment 3"), which has been omitted. A summary of the activity presented on the respective Attachments 3 is included on the respective Attachments 2 - Schedule of Receipts and Disbursements for each of the Company and the Filing Subsidiaries.


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          99.10      AMCV Cruise Operations, Inc. February 2002 Monthly
                     Operating Report, filed March 20, 2002

          99.11 CAT II, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.12 Great Independence Ship Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.13 The Delta Queen Steamboat Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.14 Great Hawaiian Properties Corporation February 2002 Monthly Operating Report, filed March 20, 2002

          99.15 Ocean Development Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.16 AMCV Holdings, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.17 DQSB II, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.18 Great Hawaiian Cruise Line, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.19 American Hawaii Properties Corporation February 2002 Monthly Operating Report, filed March 20, 2002

          99.20 Great Pacific NW Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.21 Letter of Intent between American Classic Voyages Co. and WI-DQSC, L.L.C. dated March 15, 2002

          99.22 Order issued by the Bankruptcy Court, which approved the Letter of Intent, dated March 20, 2002

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN CLASSIC VOYAGES CO.



Date: March 26, 2002                   By:      /s/ Jordan B. Allen
                                           -------------------------------------
                                       Jordan B. Allen, Executive Vice President
                                       and General Counsel




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                                 Exhibit Index


        Exhibit
        Number       Exhibit
        -------      -------

          99.1 American Classic Voyages Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.2 Great Ocean Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.3 Great AQ Steamboat, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.4 Cape May Light, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.5 Cape Cod Light, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.6 Great River Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.7 Delta Queen Coastal Voyages, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.8 DQSC Property Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.9 Cruise America Travel, Incorporated February 2002 Monthly Operating Report, filed March 20, 2002

          99.10 AMCV Cruise Operations, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.11 CAT II, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.12 Great Independence Ship Co. February 2002 Monthly Operating Report, filed March 20, 2002



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          99.13      The Delta Queen Steamboat Co. February 2002 Monthly
                     Operating Report, filed March 20, 2002

          99.14 Great Hawaiian Properties Corporation February 2002 Monthly Operating Report, filed March 20, 2002

          99.15 Ocean Development Co. February 2002 Monthly Operating Report, filed March 20, 2002

          99.16 AMCV Holdings, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.17 DQSB II, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.18 Great Hawaiian Cruise Line, Inc. February 2002 Monthly Operating Report, filed March 20, 2002

          99.19 American Hawaii Properties Corporation February 2002 Monthly Operating Report, filed March 20, 2002

          99.20 Great Pacific NW Cruise Line, L.L.C. February 2002 Monthly Operating Report, filed March 20, 2002

          99.21 Letter of Intent between American Classic Voyages Co. and WI-DQSC, L.L.C. dated March 15, 2002

          99.22 Order issued by the Bankruptcy Court, which approved the Letter of Intent, dated March 20, 2002